UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

_________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 11, 2009

J. C. PENNEY COMPANY, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation )	1-15274 (Commission File No.)	26-0037077 (IRS Employer Identification No.)

6501 Legacy Drive Plano, Texas (Address of principal executive offices)	75024-3698 (Zip code)

Registrant's telephone number, including area code:  (972) 431-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)  2009 Annual CEO Performance Unit Grant.  On March 11, 2009, the Committee of the Whole of the Board of Directors (“Board”) of J. C. Penney Company, Inc. (“Company”), consisting solely of the independent directors of the Board, approved a 2009 annual CEO performance unit grant for Myron E. Ullman, III, Chairman and Chief Executive Officer of the Company.

The number of performance units awarded under the grant is 149,161. The performance period for the award is three years beginning on March 16, 2009 and ending on March 15, 2012.  The performance measurement for the award is the Company’s annualized total stockholder return over the performance period, with total stockholder return defined as the Company’s cumulative annual stockholder returns for the performance period, assuming reinvestment of dividends on the date paid (assumed to be the ex-dividend date).  The cumulative annual stockholder returns will be calculated based on the closing price of the Company’s common stock on the last trading day immediately preceding the date of grant and the 60-day trailing average stock price of the Company’s common stock prior to the last day of the performance period.

The minimum performance level required to achieve 100% payout of the award is 11.3% annualized total stockholder return. If the annualized total stockholder return is less than 11.3%, no portion of the performance unit award will be earned. The maximum payout is 100% of the performance units awarded.

In the event that Mr. Ullman’s employment with the Company terminates during the performance period due to retirement, death or disability, he will receive a pro-rated portion of the payout determined at the end of the performance period, if any.  The proration will be based on the ratio of (a) the number of calendar days from the date of grant to the effective date of termination to (b) the total number of calendar days in the vesting period.

The form of Notice of 2009 Annual CEO Performance Unit Grant is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

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Item 9.01                      Financial Statements and Exhibits.

(d)	Exhibit 10.1	Form of Notice of 2009 Annual CEO Performance Unit Grant under the J. C. Penney Company, Inc. 2005 Equity Compensation Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J. C. PENNEY COMPANY, INC.

By:	/s/ Janet L. Dhillon Janet L. Dhillon Executive Vice President,
General Counsel and Secretary

Date:  March 17, 2009

EXHIBIT INDEX

Exhibit Number                                           Description

10.1	Form of Notice of 2009 Annual CEO Performance Unit Grant under the J. C. Penney Company, Inc. 2005 Equity Compensation Plan